Exhibit 32.2

CERTIFICATION OF PERIOD REPORT

I, Michael Zemetra, Chief Financial Officer and Treasurer of Global Eagle Entertainment Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 17, 2016	/s/ Michael Zemetra
Michael Zemetra
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer and Duly Authorized Officer)